								EXHIBIT 10.6


            THIS AGREEMENT CONTAINS A WAIVER OF CERTAIN OF YOUR LEGAL
                       RIGHTS. YOU ARE ADVISED TO CONSULT
                        WITH AN ATTORNEY PRIOR TO SIGNING

                        SETTLEMENT AGREEMENT AND RELEASE

          This Settlement Agreement and Release is made as of January 23, 2002, by and between Brian R. Bachman (hereinafter referred to as "Employee") and Axcelis Technologies, Inc., a Delaware corporation, which includes, for purposes of this Settlement Agreement and Release, its subsidiaries and related organizations and, collectively, all of its and their officers, directors, employees, trustees, agents, representatives, predecessors, successors and assigns, and compensation plans and programs sponsored or established by any of the foregoing (hereinafter collectively referred to as the "Corporation").

          WHEREAS, Employee was an employee of the Corporation, resigned from employment with Corporation without cause for good reason on January 23, 2002 and has been offered the payments and severance benefits set forth herein upon his termination of employment in settlement of all claims against the Corporation and in exchange for a release of all claims and his agreement not to sue the Corporation; and

          WHEREAS, the parties desire to reach a mutually satisfactory and legally binding compromise of any and all claims which have been made, or which could be made, arising out of, or related to, Employee's employment with, or separation of employment from, the Corporation, including, but not limited to, claims arising from or under that certain Employment Agreement by and between the Corporation and the Employee dated June 30, 2000 (the "Employment Agreement");

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, it is understood and agreed as follows:

1.   Severance Payments and Benefits
     -------------------------------

     Subject to Section 1(h):

     (a) Severance Payments. On the eighth day after the Corporation receives a
         ------------------
fully executed copy of this Settlement Agreement and Release and, if the execution by the Employee of this Settlement Agreement and Release has not then been revoked (the "Effective Date"), the Corporation will pay to the Employee, in a lump sum payment, $1,125,000 (less applicable taxes), that is, the sum of
(i) the amount determined by multiplying $600,000, his regular annual base pay at the rate in effect as of the date of this Settlement Agreement and Release, by 1.5, the number of whole and partial years remaining in the term of the Employment Agreement and (ii) $225,000, the amount due as bonus under the Employment Agreement.

     (b) Benefit Continuation. Until July 14, 2003, the Corporation will
         --------------------
continue to provide, at its cost and expense, life, health and disability coverage (as currently elected by the employee) of the Employee and his dependents enrolled as of January 23, 2002 under the Corporation's employee benefits plans providing life, health and disability coverages as in effect on January 23, 2002. The Employee acknowledges and agrees that his rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") have been explained to him and that this section satisfies the obligations of the Corporation to the Employee and his dependents under COBRA. The Corporation will provide financial planning and tax preparation service to the extent and under the same terms and conditions as such service are provided under the Corporation's policy for certain executive officers with respect to the Employee's 2001 and 2002 income tax years.

     (c) Equipment. The Corporation shall transfer title to the Notebook
         ---------
computer and carrying case used by the Employee as of January 22, 2001 after such computer has been purged of Corporation-specific and Corporation proprietary information and codes. Through January 23, 2003, the Employee shall have the use of the Corporation cell phone used by him on January 22, 2002 and the Corporation shall pay the monthly amount for the rate plan as in effect for such cell phone through January 23, 2003. Charges with respect to such cell phone in addition to those covered by the rate plan in effect on January 22, 2002 shall be paid by the Employee.

     (d) Additional Payment. The Corporation shall pay or make available to the
         ------------------
Employee a cash amount not to exceed sixty-five thousand dollars ($65,000) for his use in defraying expenses in connection with the termination of his employment and the negotiation of this Settlement Agreement and Release. As an accommodation to the Employee, the Corporation will pay directly to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. ("Employee's Law Firm") an amount not to exceed $10,000 if the bill from the Employee's Law Firm is delivered to the Corporation on or before January 30, 2002. Any amount paid to Employee's Law Firm shall be deducted dollar-for-dollar from the amount set forth in the first sentence hereof as otherwise payable to the Employee.

     (e) Contingent Success Fee. If a Defined Business Combination (as defined
         ----------------------
on Schedule 2 attached hereto and incorporated herein) occurs on or before January 23, 2003, the Corporation shall pay the Employee a success fee of $500,000 in cash within seven business days after the consummation of such Defined Business Combination occurs.

     (f) Stock Options. Notwithstanding the terms of any Stock Option Agreement
         -------------
between the Corporation and the Employee, all options to purchase shares of common stock of the Company awarded on or before January 23, 2002, as set forth on Schedule 1 and incorporated herein shall be and become fully vested on the Effective Date and the Employee shall be permitted to exercise any such option in accordance with its terms up to and including the date such option would expire, notwithstanding his termination of employment, as such expiration dates are shown on Schedule 1.

     (g) ERISA Rights. Except as provided in Section 1(b), nothing in this
         ------------
Settlement Agreement and Release is intended to surrender or waive any right the Employee may have under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, but not limited to, any vested and accrued balances under the Axcelis Technologies Long Term Investment Plan.

     (h) Applicable Taxes. Notwithstanding any provision of this Settlement
         ----------------
Agreement and Release, the Corporation shall withhold from each and any payment under this Settlement Agreement and Release and any ancillary agreement, policy, practice or plan the amount determined in good faith by the Corporation to be required to be withheld for applicable federal, state and/or local taxes or to be paid by the Employee as federal, state or local payroll taxes. At the option of the Company, such obligations shall be satisfied with respect to distribution of securities by withholding from the number of such securities the number with a value equal to the withholding and payroll tax obligation determined using the closing trading price reported on NASDAQ for the day prior to the day upon which distribution is made.

2.   Separation from Employment and No Re-Employment
     -----------------------------------------------

     Effective January 23, 2002, the Employee's separation from service was effective and from and after that date he is and was no longer an employee of the Corporation. To the extent not paid or delivered prior to the date described in Section 1(a), the Corporation shall pay to the Employee his accrued obligations, which shall include his regular base salary through January 23, 2002, payment in lieu of accrued vacation time as of January 23, 2002 and reimbursement of Employee's business expenses incurred before January 23, 2002 for which appropriate requests for reimbursement have been submitted and are payable under the Corporation's business reimbursement policy. The Employee agrees that he has no claim for re-employment, and further agrees that he will not at any time after his execution of this Settlement Agreement and Release apply for employment with the Corporation and that, if he does so, the Corporation may refuse to hire him (for any reason or for no reason) and he will not initiate any proceeding of claim of any kind on account of such refusal.

3.   Release of Liability and Covenant Not to Sue
     --------------------------------------------

     (a) Employee, on behalf of himself, his heirs, dependents, and administrators, absolutely, irrevocably and unconditionally releases and forever discharges the Corporation from any and all claims, known and unknown, under federal, state or municipal law (including all common law claims) and all federal, state (including Massachusetts and Maryland) and local statutes, ordinances and regulations including, but not limited to, claims relating to breach of contract, breach of promise, misrepresentation, wrongful discharge, discrimination on account of age, race, sex, religion, national origin, military status, disability or other such characteristics protected by law, that he may have against the Corporation relating to, or arising out of, his employment with, or separation from employment with the Corporation, whether now apparent or yet to be discovered or which may hereafter develop based on events that have transpired from the beginning of time to the date of his execution of this Settlement Agreement and Release, whether or not any action, claim, complaint, grievance or charge has been filed by Employee or on his behalf (collectively "Civil Rights Provisions"). Further, Employee specifically releases the Corporation from any and all claims arising under the following Civil Rights Provisions, in each case as amended and in effect:

          (i)   Title VII of the Civil Rights Act of 1964, as amended;
          (ii)  the Americans With Disabilities Act of 1990; as amended
          (iii) the Age Discrimination in Employment Act, as amended; and
          (iv) any same or similar state or local law, ordinance or regulation prohibiting such discrimination in employment (including but not limited to Chapter 151B of the Massachusetts General Laws, Chapter 149 of the Massachusetts General Laws; the Massachusetts Civil Rights Act and the Massachusetts Equal Rights Law).

The Employee specifically recognizes that a portion of the amount set forth in
Section 1 above is in full satisfaction of any claim the Employee may or could make against the Corporation in connection with the Employment Agreement, or any compensation and deferred compensation plan or program of the Corporation applicable to senior or executive employees or employees generally, and the foregoing release is intended to release each and all such obligations and plans.

The foregoing shall not prevent the Employee from (a) filing charges with the Equal Employment Opportunity Commission but the Employee agrees he shall not financially benefit from such charges, (b) filing any claim or suit to enforce the terms of this Settlement Agreement and Release or (c) filing any claim or suit in his capacity as a shareholder of the Corporation. The Employee does not hereby release or discharge the Corporation from liability from or the cost of defense of any claim, action, suit or demand brought by a party other than the Employee and, if a claim is brought against the Employee by a third party, the Employee may join the Corporation as an additional defendant, cross claim, make claim for indemnity or contribution and/or take other actions with regard to the Corporation as permitted under the then prevailing rules of court.

     (b) If Employee violates this Settlement Agreement and Release by filing a claim against or suing the Corporation, (except as permitted by the terms of this Settlement Agreement and Release, Employee agrees to pay all costs and expenses of defending against such claims incurred by the Corporation or in prosecuting any counterclaim or cross claim based on this Settlement Agreement and Release, including reasonable attorney's fees and all other costs and expenses associated therewith.

     (c) Except as provided below in this subsection, the Corporation absolutely, irrevocably and unconditionally releases and forever discharges the Employee from any and all claims, known and unknown, under federal, state or municipal law (including common law claims) and all federal, state and local statutes, including, but not limited to, claims related to breach of contract, that it may have against the Employee relating to, or arising out of, his employment with, or separation from, employment with the Corporation whether now apparent or yet to be discovered or which may hereafter develop based on events that have transpired from the beginning of time to the date of execution of this Settlement Agreement and Release. The Corporation does not hereby release or discharge the Employee from liability from or the cost of defense of any claim, action suit or demand brought by a party other than the Corporation and, if a claim is bought against the Corporation by a third party, the Corporation may join the Employee as an additional defendant, cross claim, make claim for indemnity or contribution and/or take other actions with regard to the Employee as permitted under the then prevailing rules of court. The foregoing shall not prevent the Corporation from filing a claim or suit to enforce the terms and conditions of this Settlement Agreement and Release.

     (d) If the Corporation violates the provisions of subsection 4(c), the Corporation agrees to pay all costs and expenses of defending against claims violating subsection 4(c) incurred by the Employee or in prosecuting any counterclaim or cross claim based on this Settlement Agreement and Release, including reasonable attorneys' fees and all other expenses associated therewith.

4.   Waiver of Relief
     ----------------

     This Settlement Agreement and Release encompasses all relief, no matter how called, whether now apparent or yet to be discovered, including but not limited to: wages, front pay, back pay, compensatory damages, pension or retirement benefits, punitive damages, liquidated damages, damages for pain, suffering, mental anguish and loss of enjoyment of life, and, costs and attorney's fees.

5.   No Admission of Liability
     -------------------------

     Execution of this Settlement Agreement and Release and compliance with its terms, as provided above, do not constitute an admission by the Corporation that
(i) it has treated the Employee or any other person unfairly or unlawfully or
(ii) that it engaged in any breach of contract or violation of any Civil Rights Provision or other employment discrimination statute, or any other legal provision, regulation, ordinance order or rule of common law.

6.   Mutual Confidentiality of Agreement and Non-Disparagement Commitments
     ---------------------------------------------------------------------

     (a) Employee agrees to keep confidential and not to disclose to any person (other than members of the Employee's immediate family and Employees' attorney) the terms of this Settlement Agreement and Release; provided, however, that this Settlement Agreement and Release may be used as evidence in any claim or litigation alleging breaches hereof. Any immediate family member or attorney to whom Employee discloses information concerning this Settlement Agreement and Release shall also be bound by the terms of this sub-section and Employee shall be responsible for any demonstrated breaches of confidentiality by such persons. Employee agrees that, in the event he makes any disclosure that constitutes a violation of this Settlement Agreement and Release (including, without limitation the amount or approximate amount of the severance payment made pursuant to Section 1), a court may direct Employee to cease and desist, to compensate the Corporation for all damages it has incurred as a consequence, and to pay the Corporation its reasonable costs and expenses, including reasonable attorney's fees, incurred in connection with its efforts to enforce this Settlement Agreement and Release. Recognizing that damages may be difficult to calculate, Employee agrees that the appropriate award of damages for his violation of this subsection shall be no less than one hundred thousand dollars ($100,000), without prejudice to the right of the Corporation to request and recover actual damages in a larger amount should they be proven.

     (b) Except for disclosure required under any law or regulation, including, but not limited to disclosure in connection with soliciting proxies, the Corporation agrees to keep confidential and not to disclose and agrees to cause its officers to keep confidential and not to disclose to any person (other than employees or agents who approve or implement this Settlement Agreement and Release) the terms of this Settlement Agreement and Release; provided, however, that this Settlement Agreement and Release may be used as evidence by the Corporation in any claim or litigation alleging breaches hereof. The Corporation agrees that, in the event of a disclosure by it, its officers or directors (except for any disclosure permitted herein) that constitutes a violation of this Settlement Agreement and Release (including, without limitation, the amount or approximate amount of the severance payment made pursuant to Section 1), a court may direct the offending party to cease and desist, and direct the Corporation to compensate the Employee for all damages he has incurred as a consequence, and to pay him his reasonable costs and expenses, including reasonable attorney's fees, incurred in connection with his efforts to enforce this Settlement Agreement and Release. Recognizing that damages may be difficult to calculate, the Corporation agrees that the appropriate award of damages for a violation of this subsection by the Corporation, its officers or directors shall be no less than one hundred thousand dollars ($100,000), without prejudice to the right of the Employee to request and recover actual damages in a larger amount should they be proven.

     (c) Notwithstanding the foregoing, Employee and Corporation agree that if this document is disclosed by public filing (or otherwise as permitted under this Settlement Agreement and Release), each of the Employee and the Corporation shall be thereafter released from the requirements of subsections (a) and (b) hereof.

     (d) Employee states that he has returned to the Corporation all records relating to the Corporation and its business in whatever medium and agrees not to disclose or divulge, directly or indirectly, any business secret or other confidential or proprietary information of the Corporation to any person, firm, partnership, venture or corporation, except as required by law.

     (e) Employee and Corporation agree that he and it will not, in any way, disparage one another to any person(s) or organization(s), including, without limitation, any employee of the Corporation. The Corporation agrees that it will cause its officers and directors to abide by the requirements of this subsection and that the Corporation shall be liable for any demonstrated breach of this provision by any of its officers and directors. Recognizing that damages may be difficult to calculate, Employee and the Corporation agree that the appropriate award of damages for a violation of this subsection by the Corporation, its officers or directors or, as the case may be, the Employee, shall be no less than one hundred thousand dollars ($100,000), without prejudice to the right of the Corporation or the Employee (as the case may be) to request and recover actual damages in a larger amount should they be proven.

     (f) The Corporation will respond to all reference inquiries concerning the Employee by confirming the dates of his employment with the Corporation.

7.   Cooperation
     -----------

     Employee agrees to cooperate with the Corporation in the prosecution or defense of claims asserted by or against the Corporation. Such cooperation shall include meeting with representatives of the Corporation or the Corporation's attorneys, or both, divulging to the Corporation any information that the Corporation may request for possible use in litigation, arbitration, or other legal proceeding, and testifying on behalf of the Corporation at the Corporation's request. In the event the Employee is called upon to testify or appear at any location in connection with the cooperation contemplated by this
Section 7, he shall be reimbursed for his time (at the same hourly rate he was paid as of the Effective Date) and all reasonable expenses incurred.

8.   Non-Competition Agreement
     -------------------------

     Employee acknowledges and agrees that Section 6 of the Employment Agreement imposes on him certain restrictions, including, but not limited to, Non-competition, Nondisclosure and Nonsolicitation, and that such restrictions survive the termination of his employment under the Employment Agreement for a period of one year. The Employee acknowledges and reaffirms that until after January 23, 2003, he shall keep and observe in all particulars the provisions and the restrictions under Section 6 of the Employment Agreement which is incorporated herein as if set forth at length. Employee agrees that any breach or threatened breach of any covenants contained in Section 6 of the Employment Agreement and incorporated herein would cause immediate, material and irreparable harm to the Corporation and that money damages would not provide an adequate remedy to the Corporation. The Corporation shall have all of the rights and remedies available under law or equity, including, but not limited to, injunctive relief, available to any party enforcing any such covenant. Each of the rights and remedies shall be independent of the other and shall be severally enforceable including, but not limited to, the right to have the covenants specifically enforced by any court of competent jurisdiction by any court of competent jurisdiction and the right to require Employee to account for and pay over to the Corporation all benefits derived or received by him as a result of any such breach of covenant and Employee shall not raise a defense to the granting of any such relief that the Corporation has an adequate remedy at law.

9.   Entire Agreement
     ----------------

     This Settlement Agreement and Release constitutes the entire agreement and understanding of the parties and supersedes all prior negotiations, understandings and agreements, proposed or otherwise, written or oral, concerning the subject matters hereof, including but not limited to the Employment Agreement and the Change in Control Agreement by and between the Corporation and the Employee dated as of July 1, 2000, but specifically not including the Indemnification Agreement dated as of May 3, 2000. Furthermore, no modification of this Settlement Agreement and Release shall be binding unless in writing signed by each of the parties hereto.

10.  Severability
     ------------

     Should any provision of this Settlement Agreement and Release be declared illegal or unenforceable by any court of competent jurisdiction and if such provision cannot be modified to be enforceable (including the general release language), such provision shall immediately become null and void, leaving the remainder of this Settlement Agreement and Release in full force and effect. However, if any portion of the general release language in Section 3 or 4 are ruled unenforceable for any reason, the Corporation and Employee agree to use their best efforts to negotiate in good faith an enforceable general release.

11.  SEC Reporting and Applicability of the Corporation's Insider Trading
     --------------------------------------------------------------------
     Policy.
     -------

     (a) Rule 144. For the purposes of Rule 144 promulgated by the Securities
         --------
Exchange Commission, the Employee shall cease to be an "affiliate" of the Corporation on the Effective Date.

     (b) Section 16 Reporting. The Employee shall cease to be a reporting person
         --------------------
under the Securities Exchange Act of 1934, as amended, as of the Effective Date, provided however, the Employee may have to file a Form 5 with the SEC for 2001, and must file a Form 4 with the SEC to report any purchase, sale, or option exercise after the Effective Date if the transaction occurs within six months following a Form 4 transaction going the opposite way (e.g., sale vs. purchase) prior to the Effective Date.

     (c) Insider Trading Policy. Assuming the Employee does not acquire material
         ----------------------
non-public information after the Effective Date, beginning the date two trading days after the Corporation's public announcement of the Employee's resignation, the Employee will no longer be subject to restrictions on trading arising under the Corporation's insider trading policy.

12.  Governing Law
     -------------

     This Settlement Agreement and Release shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, the state in which the Corporation's principal office is located, without regard to its principles or provisions of conflicts of laws. Any action brought under this Settlement Agreement and Release shall be brought in a court of competent jurisdiction in Boston, Massachusetts.

13.  Judicial Enforcement
     --------------------

     This Settlement Agreement and Release may be specifically enforced in judicial proceedings brought in equity in a court of competent jurisdiction in Boston, Massachusetts.

14.  Voluntary and Understanding Execution
     -------------------------------------

     Employee agrees and acknowledges that he has read it and fully understands the terms and conditions of the Settlement Agreement and Release, including the release of claims and waiver of rights, that he has consulted with his attorney, or, if he has not consulted with their attorneys, he has chosen not to consult with an attorney after having been advised to do so with ample opportunity to do so, and that he enters into this Settlement Agreement and Release knowingly, voluntarily, free from duress and as a result of his own free will.

15.  Consideration and Revocation Periods
     ------------------------------------

     (a) Employee acknowledges that he has been advised by this writing and previously by the Corporation to consult with an attorney of his choosing concerning his rights in connection with his termination from employment and the terms and conditions of this Settlement Agreement and Release, including the release of all claims contained herein.

     (b) Employee acknowledges that he has been advised that he has a legal right to use all or any part of twenty-one (21) days to consider, in consultation with his attorney, whether to sign this Settlement Agreement and Release and that, during such period of consideration, the Corporation shall not revoke its offer to enter into this Settlement Agreement and Release on the terms and conditions set forth herein.

     (c) Employee acknowledges that he has been advised that, if he signs this Settlement Agreement and Release, he can thereafter revoke his execution of this Settlement Agreement and Release on or before the close of business on the seventh day after his execution hereof by delivering a written revocation to the Corporation, Attention: General Counsel, 55 Cherry Hill Drive, Beverly, Massachusetts 01915.

     IN WITNESS WHEREOF, the aforesaid parties have hereunto set their hands and seals as of the date written below.

WITNESS                               BRIAN R. BACHMAN


___________________________________   /s/ Brian R. Bachman
                                      -----------------------------------


Date:______________________________   Date: January 23, 2002



                                      AXCELIS TECHNOLOGIES INC.

ATTEST:

/s/ Lynnette C. Fallon, Secretary     By: /s/ Kevin O'Connor
-----------------------------------       -----------------------------------

                                      Title Sr. Vice President, Human Resources

                                      Date: January 23, 2002

                                   Schedule 1
                                   ----------

                                 OWNERSHIP OF AXCELIS GRANTED OPTIONS
------------------------------------------------------------------------------------------------------------------
                                               Expiration Date

                              Total Number                                Vesting Schedule
                               of Shares
                              Subject to
 Date of Grant   Exercise       Option
                  Price


------------------------------------------------------------------------------------------------------------------
     7/10/00      $22.00       909,100          7/10/10            Fully exercisable upon the Effective Date
------------------------------------------------------------------------------------------------------------------
    12/29/00      $ 6.26       164,317          1/23/06            Fully exercisable
------------------------------------------------------------------------------------------------------------------
    12/29/00      $ 8.48       381,149          1/27/07            Fully exercisable
------------------------------------------------------------------------------------------------------------------
    12/29/00      $ 8.44       169,399          1/25/10            Fully exercisable upon the Effective Date
------------------------------------------------------------------------------------------------------------------
    12/29/00      $ 8.43       296,450          1/26/09            Fully exercisable upon the Effective Date
------------------------------------------------------------------------------------------------------------------

                    Schedule 2 - Defined Business Combination
                    -----------------------------------------

     For the purposes of this Agreement, a "Defined Business Combination" shall mean either:

     (a) the acquisition by a public company with which the Employee has conducted discussions on behalf of the Corporation prior to his resignation from employment of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 25% or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, for the purposes of this subsection (a), the following acquisitions shall not constitute a Defined Business Combination: (i) any acquisition of securities directly from the Corporation, (ii) any acquisition by the Corporation, or (iii) the acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Corporation or any corporation controlled by the Corporation; or

     (b) the consummation by the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets (a "Business Combination") involving the public company with which the Employee has conducted discussions on behalf of the Corporation prior to his resignation from employment, in each case, unless, for purposes of this subsection (b) following such Business Combination,

     (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") and the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be;

     (ii) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and
                      ---

     (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were individuals who constitute the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.